UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 1, 2010 (January 29, 2010)

HYPERDYNAMICS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)		87-0400335 (IRS Employer Identification No.)

One Sugar Creek Center Blvd., #125 Sugar Land, Texas 77478 (Address of principal executive offices, including zip code)
voice: (713) 353-9400 fax: (713) 353-9421
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On January 29, 2009 (the “Effective Date”), Hyperdynamics Corporation (“Hyperdynamics,” “we” or “us”) and its wholly-owned subsidiary, SCS Corporation (“SCS”), entered into an Amendment to Agreement for Exclusive Dealing and Letter of Intent (“Amended LOI”) with Repsol Exploracion, S.A., (“Repsol”).  This Amended LOI extends the term of the Agreement for Exclusive Dealing and Letter of Intent (“Original LOI”) that was entered into between the parties on November 26, 2009, from January 31, 2010 until March 11, 2010 unless extended by further agreement.  The Original LOI contemplates the prospective acquisition by Repsol of an undivided 37% working interest in our concession off the coast of the Republic of Guinea.  The concession was granted to us under the Hydrocarbon Production Sharing Contract (“Production Sharing Contract”), dated September 22, 2006, between the Republic of Guinea and SCS as modified by the Memorandum of Understanding between the Republic of Guinea and SCS dated September 11, 2009.  A copy of the Original LOI was filed as Exhibit 10.1 to our Current Report on Form 8-K that was filed with the SEC on December 1, 2009.

Under the provisions of the Original LOI, Repsol commits to make certain seismic acquisition payments.  Now, under the Amended LOI, no later that 10 business days following the Effective Date, Repsol agrees to pay $2,726,416.65 to Hyperdynamics, which payment is Repsol’s pro-rata share of work preformed to date under the Marine 2D Seismic Data Acquisition Services Agreement with Bergen Oilfield Services dated as of September 29, 2009 (the “BOS Agreement”).  In addition, following Hyperdynamics delivery of an invoice to Repsol for subsequent work preformed under the BOS Agreement, Repsol agrees to pay its pro-rata share of such invoice, currently estimated to be $1,000,000.

Following the entry into certain definitive documents as described in the Original LOI, the parties contemplate entering into a clarification of, an amendment to, or restatement of, the Production Sharing Contract, as required by, incorporating the relevant terms of, and superseding the Memorandum of Understanding.  We refer to this clarification as the “PSC Amendment.”  Pursuant to the Amended LOI and in the event the PSC Amendment is not duly ratified by September 10, 2010, no further payments will be due to Hyperdynamics and Hyperdynamics will reimburse Repsol for payments described above within 10 working days after the request is made by Repsol.

The foregoing disclosure concerning the Amended LOI is qualified in its entirety by reference to the Amended LOI, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure.

On February 1, 2010, Hyperdynamics Corporation issued a press release entitled, “Hyperdynamics Extends Letter of Intent with Repsol.”  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01 of, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01    Financial Statements and Exhibits.

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Exhibit Number	Description

Exhibit 10.1	Amendment to Agreement for Exclusive Dealing and Letter of Intent between Hyperdynamics Corporation, SCS Corporation and Repsol Exploracion, S.A., effective January 29, 2010

Exhibit 99.1	Press Release dated February 1, 2010 entitled “Hyperdynamics Extends Letter of Intent with Repsol”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: February 1, 2010	By:	/s/ JASON D. DAVIS
	Name:	Jason D. Davis
	Title:	Chief Financial Officer and
Principal Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Amendment to Agreement for Exclusive Dealing and Letter of Intent between Hyperdynamics Corporation, SCS Corporation and Repsol Exploracion, S.A., effective January 29, 2010

Exhibit 99.1	Press Release dated February 1, 2010 entitled “Hyperdynamics Extends Letter of Intent with Repsol”